SUPPLEMENTAL CASH FLOW INFORMATION	12 Months Ended
Dec. 31, 2017
Statement of cash flows [abstract]
SUPPLEMENTAL CASH FLOW INFORMATION
24. SUPPLEMENTAL CASH FLOW INFORMATION
During the year ended December 31, 2017 and 2016, there was no payment of income taxes. The Company paid $7.7 million of interest during the year ended December 31, 2017 (year ended December 31, 2016 - $7.2 million).
Changes in working capital for the year ended December 31, 2017 and 2016 are as follows:

	For the Years Ended December 31,
	2017	2016
Decrease/(increase) in accounts receivable	$3,871	$(2,185)
Increase in inventories	(7,684)	(9,369)
(Increase)/decrease in prepaids and other	(2,132)	1,059
(Decrease)/increase in accounts payable and accrued liabilities	(1,503)	1,656
Decrease in current portion of vendor agreement	—	(13,369)
Total changes in working capital	$(7,448)	$(22,208)

Other includes the following components:

	For the Years Ended December 31,
	2017	2016
Loss/(gain) on disposal of assets	$672	$(180)
Net realizable value adjustment on inventory	2,410	1,190
(Gain)/loss on fair value of warrants (see Note 5)	(86)	2,322
Gain on fair value of marketable securities	(64)	(69)
Gain on deferral of payables	—	(2,682)
Accretion of vendor agreement	731	2,008
Accretion of rehabilitation provisions (see Note 10)	1,245	1,368
Amortization of financing fees	378	884
Accretion of 7% Convertible Debentures discount	1,845	870
Gain on reduction of rehabilitation provisions	(4,945)	(198)
Conversion make-whole payment in common shares (see Note 13)	—	885
Loss/(gain) on conversion of 7% Convertible Debentures, net	165	(48)
Gain on warrant exercise	(193)	—
	$2,158	$6,350

Non-cash changes of liabilities arising from financing activities
During the year ended December 31, 2017, the non-cash changes relating to the changes in liabilities arising from financing activities were $6.9 million relating to the conversion of the 7% Convertible Debentures, $2.2 million accretion of debt and $0.3 million fair value loss on the 5% Convertible Debentures.